EXHIBIT D

NOTICE OF WITHDRAWAL OF TENDER

Regarding

MULTI‑STRATEGY SERIES G SHARES

of

SKYBRIDGE MULTI‑ADVISER HEDGE FUND PORTFOLIOS LLC

Tendered Pursuant to the Offer to Purchase
Dated December 22, 2017

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT, AND THIS NOTICE OF WITHDRAWAL OF TENDER MUST BE
RECEIVED BY BNY MELLON INVESTMENT SERVICING BY, 11:59 P.M., NEW YORK
TIME, ON THURSDAY, JANUARY 25, 2018, UNLESS THE OFFER IS
EXTENDED OR THE COMPANY PERMITS A LATER WITHDRAWAL.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Post Service mail to:

SkyBridge Capital c/o
BNY Mellon Investment Servicing
PO Box 9861
Providence, RI 02940‑5078

or via overnight private shipping service to:

SkyBridge Capital c/o
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

For additional information:

Phone:          (855) 631‑5474

Fax:  (508) 599‑4150

You may also direct questions to your financial consultant.

SkyBridge Multi‑Adviser Hedge Fund Portfolios LLC

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Shares of SkyBridge Multi‑Adviser Hedge Fund Portfolios LLC (the “Company”) for purchase by the Company that previously were submitted by the undersigned in a Notice of Intent to Tender dated ____________.  IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE COMPANY IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE COMPANY.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Shares.

A portion of the undersigned’s Shares expressed in number of shares.

CONTACT SKYBRIDGE CAPITAL / BNY MELLON INVESTMENT

☐	A portion of the undersigned’s Shares expressed in dollars. Dollar Amount: ________________

NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:  __________________________________________________

Social Security No.
or Taxpayer
Identification No.:      __________________

Telephone Number:   __________________

Name of Joint Shareholder:  ______________________________________________

Shareholder Account No.:__________________

Telephone Number:  __________________
The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Company) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company upon expiration of the tender offer described above.

SIGNATURE(S).  If joint ownership, all parties must sign.  If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date: ______________	Date: ______________

NOTICE OF WITHDRAWAL OF TENDER

Regarding

MULTI‑STRATEGY SERIES G SHARES

of

SKYBRIDGE MULTI‑ADVISER HEDGE FUND PORTFOLIOS LLC
FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offer to Purchase
Dated December 22, 2017

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT, AND YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST SUBMIT THIS NOTICE OF WITHDRAWAL FOR PROCESSING BY, 11:59 P.M., NEW YORK
TIME, ON THURSDAY, JANUARY 25, 2018, UNLESS THE OFFER IS
EXTENDED OR THE COMPANY PERMITS A LATER WITHDRAWAL.

Complete this Notice of Withdrawal of Tender and Return or Deliver to your Merrill Financial Advisor/Portfolio Manager:

For additional information call your Merrill Financial Advisor/Portfolio Manager.

SkyBridge Multi‑Adviser Hedge Fund Portfolios LLC

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Shares of SkyBridge Multi‑Adviser Hedge Fund Portfolios LLC (the “Company”) for purchase by the Company that previously were submitted by the undersigned in a Notice of Intent to Tender dated ____________.  IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE COMPANY IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE COMPANY AND, IF APPLICABLE, ANY ACCOMPANYING SUBSCRIPTION FOR SHARES OF SKYBRIDGE G II FUND, LLC (THE “G II FUND”) WILL NOT BE ACCEPTED OR PROCESSED.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Shares.

☐	A portion of the undersigned’s Shares expressed in number of shares Number of Shares: _______________
NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:  __________________________________________________

Social Security No.
or Taxpayer
Identification No.:      __________________

Telephone Number:   __________________

Name of Joint Shareholder:  ______________________________________________

Shareholder Account No.:__________________

Telephone Number:   __________________

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Company) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company upon expiration of the tender offer described above and, if applicable, any accompanying subscription for shares of the G II Fund will not be accepted or processed.

SIGNATURE(S).  If joint ownership, all parties must sign.  If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date: __________________	Date: __________________